                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):    August 29, 2001
                                                     ---------------

                                PULTE HOMES, INC
                                ----------------
             (Exact name of registrant as specified in its Charter)


       Michigan                       1-9804                     38-2766606
----------------------------    ------------------        ----------------------
(State or other jurisdiction       (Commission                  (IRS Employer
      of incorporation)             File Number)             Identification No.)



    33 Bloomfield Hills Parkway, Suite 200, Bloomfield Hills, Michigan 48304
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   (Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code       (248) 647-2750
                                                     ---------------------------

                                PULTE CORPORATION
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          (Former name or former address, if changed since last report)

ITEM 5.           OTHER EVENTS

         On August 29, 2001, Pulte Homes, Inc. issued a press release attached as Exhibit 99.1 hereto, announcing that the United States Court of Claims awarded summary judgment in the company's favor in the breach of contract litigation brought by the company against the United States Government in connection with the company's 1988 acquisition of five savings and loan associations which became known as First Heights Bank, FSB.

ITEM 7.           EXHIBITS

         Exhibit 99.1 Press Release dated August 29, 2001.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         PULTE HOMES, INC.

Date
August 31, 2001                          By: /s/ John R. Stoller
                                             -----------------------------------
                                                  Name:   John R. Stoller
                                                  Title:  Senior Vice President,
                                                          General Counsel and
                                                          Secretary

                                INDEX TO EXHIBITS


EXHIBIT NO.                        DESCRIPTION
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Exhibit 99.1                       Press Release dated August 29, 2001